Borrowings - Summary of Borrowings (Detail) ¥ in Thousands, $ in Thousands	Jun. 30, 2022 CNY (¥)	Jun. 30, 2022 USD ($)	Dec. 31, 2021 CNY (¥)
Short-term borrowings:
Bank loans	¥ 99,600	$ 14,870	¥ 66,100
Current portion of long-term borrowings	2,684	401	2,376
Total current borrowings	102,284	15,271	68,476
Long-term borrowings:
Bank loans	52,962	7,907	54,349
Total non-current borrowings	52,962	7,907	54,349
Total borrowings	¥ 155,246	$ 23,178	¥ 122,825